                                                                    EXHIBIT 10.3

                        [BANK OF TEXAS, N.A. Letterhead]



May 9, 2002


TOREADOR RESOURCES CORPORATION
TOREADOR EXPLORATION & PRODUCTION INC.
TOREADOR ACQUISITION CORPORATION
TORMIN, INC.
4809 Cole Avenue, Suite 108
Dallas, Texas 75205

         Re:      Second Amendment to Loan Agreement

Ladies and Gentlemen:

         This letter (this "Amendment") amends the loan agreement dated February 16, 2001, among TOREADOR RESOURCES CORPORATION, a Delaware corporation, TOREADOR EXPLORATION & PRODUCTION INC., a Texas corporation, TOREADOR ACQUISITION CORPORATION, a Delaware corporation, and TORMIN, INC., a Delaware corporation (collectively "Borrowers"), and BANK OF TEXAS, NATIONAL ASSOCIATION ("Bank"), a national banking association, as amended by the First Amendment dated November 8, 2001 (the "Loan Agreement"). Capitalized terms below have the meanings assigned in the Loan Agreement.

         1. Tranche B. Subsection (b) of Section 1 of the Loan Agreement is amended to change the due date for Tranche B and thus to read as follows:

                  "(b) Subject to the terms and conditions of the Loan Agreement, Borrowers may borrow, repay, and reborrow on a revolving basis from time to time during the period commencing on the date hereof and continuing through 11:00 a.m. (Dallas, Texas time) on February 16, 2006 (the "Termination Date"), such amounts as Borrowers may request under the Revolving Loan; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) the aggregate sums permitted under the Borrowing Base, which is set at $21,850,000.00 as of the date of this Amendment, (ii) after July 15, 2002, the aggregate sums permitted under Tranche A, or (iii) $75,000,000. Notwithstanding any provision in the Loan Agreement or the Revolving Note to the contrary, all amounts outstanding on Tranche B must be paid in full on or before July 15, 2002; and all sums advanced under the Revolving Loan, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Termination Date."

TOREADOR RESOURCES CORPORATION, et al
May 9, 2002
Page 2 of 5

         2. Tranche A and Borrowing Base. The amount of Tranche A as of the date of this Amendment is $18,024,750.00. Effective as of the date of this Amendment, Bank has set the Borrowing Base at $21,850,000.00, and the MCR shall continue to be $0, until reset by Bank. The next scheduled redetermination of the Borrowing Base will be October 1, 2002.

         3. Collateral. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes and Loans.

                  (b) As additional security for the Notes, Toreador Exploration & Production Inc. will execute and deliver a Deed of Trust and Security Agreement in Proper Form, covering oil and gas properties located in Meade County, Kansas. This additional deed of trust will constitute one of the "Security Documents" as defined in the Loan Agreement.

         4. Fees. In connection with this Amendment and the extension of Tranche B, Borrowers agree to pay to Bank an amendment fee in the amount of $100,000.00. In addition, if Tranche B is not paid in full on or before July 15, 2002, then Borrowers agree to pay an additional extension fee in the amount of $50,000.00 per month, payable in advance commencing July 15, 2002, until Tranche B is paid in full; provided, however, that Bank has no obligation to extend the payment of Tranche B beyond July 15, 2002. All fees are non-refundable and earned by Bank upon execution of this Amendment.

         5. Conditions Precedent. (a) The obligation of Bank to make any further advance on the Revolving Loan is subject to Borrower's satisfaction, in Bank's sole discretion, of the following conditions precedent:

                           (1) the negotiation, execution, and delivery of Loan
Documents in Proper Form, including, but not limited to, the following:

                                    (i)     this Amendment; and

                                    (ii)    the Kansas Deed of Trust.

                           (2) satisfactory evidence that Bank holds perfected
liens and security interests in all collateral for the Loans, subject to no other liens or security interests.

                           (3) there being no order or injunction or other
pending or threatened litigation in which there is a reasonable possibility, in Bank's judgment, of a decision which could materially adversely affect the ability of Borrowers to perform under the Loan Documents.

TOREADOR RESOURCES CORPORATION, et al
May 9, 2002
Page 3 of 5

                           (4) Bank shall have completed and approved a review
of title to, and the status of the environmental condition of, Borrower's oil and gas properties, and the results of such review shall be acceptable to Bank in its sole discretion.

                           (5) Bank's receipt and review, with results
satisfactory to Bank and its counsel, of information regarding litigation, tax, accounting, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, and contingent liabilities of Borrowers and any subsidiaries.

                  (b) Bank will not be obligated to make any advance on the Loans, if, prior to the time that a loan or advance is made, (i) there has been any material adverse change in any Borrowers' financial condition since the most-recent financial statements furnished to Bank, (ii) any representations or warranties made by any Borrowers in the Loan Agreement or the other Loan Documents is untrue or incorrect as of the date of the advance or loan, (iii) Bank has not received all Loan Documents appropriately executed by Borrowers and all other proper parties, (iv) Bank has requested that Borrowers execute additional loan or security documents and those documents have not yet been properly executed, delivered, and recorded, or (v) an Event of Default has occurred.

         6. Confirmations. Borrowers hereby represent to Bank that all representations and warranties of Borrowers set forth in Section 5 of the Loan Agreement are true and correct as of the date of execution of this Amendment; and that Borrowers are in compliance as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement, all financial covenants set forth in Section 7 of the Loan Agreement, and all reporting requirements set forth in Section 8 of the Loan Agreement.

         7. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers acknowledge that the Loan Agreement, the Notes, and the Security Documents are valid, subsisting, and binding upon Borrowers; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers ratify the Loan Agreement, as amended.

         8. Fax Provision. This Amendment and the related Loan Documents may be executed in counterparts, and Bank is authorized to attach the signature pages from the counterparts to copies for Bank and Borrowers and filing counterparts. At Bank's option, this Amendment and the related Loan Documents may also be executed by Borrowers in remote locations with signature pages faxed to Bank. Borrowers agree that the faxed signatures are binding upon Borrowers, and Borrowers further agree to promptly deliver the original signatures

TOREADOR RESOURCES CORPORATION, et al
May 9, 2002
Page 4 of 5

for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if they fail to promptly deliver all required original signatures.

         9. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

         10. Final Agreement. (a) In connection with the Loans, Borrowers and Bank have executed and delivered this Amendment and the Loan Documents (collectively the "Written Loan Agreement").

                  (b) It is the intention of Borrowers and Bank that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers and Bank each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers and Bank that are not reflected in the Written Loan Agreement.

                  (c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this letter.

                                     Yours very truly,

                                     BANK OF TEXAS, NATIONAL ASSOCIATION


                                     By:  /s/ Timothy E. Merrell
                                          --------------------------------------
                                          Timothy E. Merrell,
                                          Senior Vice President

TOREADOR RESOURCES CORPORATION, et al
May 9, 2002
Page 5 of 5


Agreed on this 9th day of May, 2002:

BORROWERS:

TOREADOR RESOURCES CORPORATION


By:      /s/ Douglas W. Weir
         --------------------------------------------
         Douglas W. Weir, Vice President

TOREADOR EXPLORATION & PRODUCTION INC.


By:      /s/ Douglas W. Weir
         --------------------------------------------
         Douglas W. Weir, Vice President

TOREADOR ACQUISITION CORPORATION


By:      /s/ Douglas W. Weir
         --------------------------------------------
         Douglas W. Weir, Vice President

TORMIN, INC.


By:      /s/ Douglas W. Weir
         --------------------------------------------
         Douglas W. Weir, Vice President


Exhibits:
None